UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 23, 2007
US AIRWAYS GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware (State of jurisdiction)	1-8444 (Commission File No.)	54-1194634 (IRS Employer Identification No.)
111 West Rio Salado Parkway
Tempe, Arizona 85281
(Address of principal executive offices and zip code)
Registrant’s telephone number, including area code: (480) 693-0800
US AIRWAYS, INC.
(Exact name of registrant as specified in its charter)

Delaware (State of jurisdiction)	1-8442 (Commission File No.)	53-0218143 (IRS Employer Identification No.)
111 West Rio Salado Parkway
Tempe, Arizona 85281
(Address of principal executive offices and zip code)
Registrant’s telephone number, including area code: (480) 693-0800
AMERICA WEST AIRLINES, INC.
(Exact name of registrant as specified in its charter)

Delaware (State of jurisdiction)	0-12337 (Commission File No.)	86-0418245 (IRS Employer Identification No.)
4000 E. Sky Harbor Boulevard
Phoenix, Arizona 85034-3899
(Address of principal executive offices and zip code)
Registrant’s telephone number, including area code: (480) 693-0800
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into A Material Definitive Agreement.
     On March 23, 2007, US Airways Group, as Borrower, entered into a new term loan credit facility (the “New Credit Facility”) with certain subsidiaries of US Airways Group party to the agreement from time to time, Citicorp North America, Inc., as Administrative Agent, the lenders party to the agreement from time to time, Citicorp Global Markets Inc., as Joint Lead Arranger and Bookrunner, Morgan Stanley Senior Funding, Inc., as Joint Lead Arranger and Bookrunner and Syndication Agent, and General Electric Capital Corporation, as Documentation Agent.
     The New Credit Facility is in the amount of $1.6 billion and bears interest at an index rate plus an applicable index margin or, at US Airways Group’s option, LIBOR plus an applicable LIBOR margin for interest periods of one, two, three or six months. The applicable index margin, subject to adjustment, is 1.00%, 1.25% or 1.50% if the adjusted loan balance is respectively less than $600 million, between $600 million and $1 billion, or between $1 billion and $1.6 billion. The applicable LIBOR margin, subject to adjustment, is 2.00%, 2.25% or 2.50% if the adjusted loan balance is respectively less than $600 million, between $600 million and $1 billion, or between $1 billion and $1.6 billion. In addition, interest on the New Credit Facility may be adjusted based on the credit rating for the New Credit Facility as follows: (i) if the credit ratings of the New Credit Facility by Moody’s and S&P in effect as of the last day of the most recently ended fiscal quarter are both at least one subgrade better than the credit ratings in effect on the closing date, then (A) the applicable LIBOR margin will be the lower of 2.25% and the rate otherwise applicable based upon the adjusted New Credit Facility balance and (B) the applicable index margin will be the lower of 1.25% and the rate otherwise applicable based upon the adjusted New Credit Facility balance, and (ii) if the credit ratings of the New Credit Facility by Moody’s and S&P in effect as of the last day of the most recently ended fiscal quarter are both at least two subgrades better than the credit ratings in effect on the closing date, then (A) the applicable LIBOR margin would be 2.00% and (B) the applicable index margin will be 1.00%.
     The New Credit Facility matures on March 23, 2014, and would be repayable in seven annual installments, each of the first six installments to be paid on each anniversary of the closing date in an amount equal to 1% of the initial aggregate principal amount of the loans and the final installment to be paid on the maturity date in the amount of the full remaining balance of the loans.
     In addition, the New Credit Facility:
•	requires certain mandatory prepayments upon certain asset sales, including sale-leasebacks, subject to US Airways Group’s right to reinvest net sales proceeds in qualified assets;

•	provides for mandatory prepayments upon a change in control or collateral value deficiencies;

•	establishes certain financial covenants, including minimum cash requirements (as described in more detail below) and minimum ratios of collateral value to outstanding principal (except during a covenant suspension period);

•	contains customary affirmative covenants and negative covenants (some of which are eased during a covenant suspension period), including restrictions on liens, investments, restricted payments, asset sales, acquisitions, changes in fiscal year, sale and leasebacks, transactions with affiliates, conduct of business, mergers or consolidations, and amendments to other indebtedness and certain other documents;

•	contains customary events of default, including payment defaults, cross-defaults, breach of covenants, bankruptcy and insolvency defaults, judgment defaults and business discontinuations (i.e. voluntary suspension of substantially all flights and other operations for more than five consecutive days); and

•	establishes minimum ratios of earnings before interest, taxes, depreciation, amortization and aircraft rent to fixed charges upon consummation of certain mergers or acquisitions (except during a covenant suspension period).
     The New Credit Facility requires US Airways Group to maintain consolidated unrestricted cash and cash equivalents of not less than $1.25 billion, with not less than $750 million (subject to partial reductions upon certain reductions in the outstanding principal amount of the loan) of that amount held in accounts subject to control agreements.
     The foregoing is qualified in its entirety by the terms of the New Credit Facility loan agreement, a copy of the New Credit Facility loan agreement is attached as Exhibit 4.1 and incorporated herein by reference.
     A portion of the proceeds of the New Credit Facility were used to repay in full the following indebtedness:
•	Amended and Restated Loan Agreement, dated March 31, 2006 (as amended, supplemented or otherwise modified), among US Airways Group, as Borrower, General Electric Capital Corporation, as Administrative Agent, GE Capital Markets, Inc., as Joint Lead Arranger and Sole Bookrunner, Morgan Stanley Senior Funding, Inc., as Joint Lead Arranger, and certain subsidiaries of US Airways Group party to the agreement; and

•	America West Co-Branded Card Agreement, dated January 25, 2005, (as amended, supplemented or otherwise modified), between America West Airlines, Inc., and Juniper Bank, including the Assignment and First Amendment to the America West Co-Branded Card Agreement, dated as of August 8, 2005, among America West Airlines, Inc., US Airways Group and Juniper Bank.
Item 1.02. Termination Of A Material Definitive Agreement.
     The information set forth in Item 1.01 above is incorporated herein by reference.
Item 2.03. Creation Of A Direct Financial Obligation Or An Obligation Under An Off-Balance Sheet Arrangement Of A Registrant.
     The information set forth in Item 1.01 above is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit
Number	Description

4.1	Loan Agreement, dated March 23, 2007, among US Airways Group, Inc., as Borrower, certain subsidiaries of US Airways Group party to the agreement from time to time, Citicorp North America, Inc., as Administrative Agent, the lenders party to the agreement from time to time, Citigroup Global Markets Inc., as Joint Lead Arranger and Bookrunner, Morgan Stanley Senior Funding, Inc., as Joint Lead Arranger and Bookrunner and Syndication Agent, and General Electric Capital Corporation, as Documentation Agent.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, US Airways Group, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

US Airways Group, Inc.
Dated: March 26, 2007	By:	/s/ Derek J. Kerr
Derek J. Kerr
Senior Vice President and Chief Financial Officer

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, US Airways, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

US Airways, Inc.
Dated: March 26, 2007	By:	/s/ Derek J. Kerr
Derek J. Kerr
Senior Vice President and Chief Financial Officer

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, America West Airlines, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

America West Airlines, Inc.
Dated: March 26, 2007	By:	/s/ Derek J. Kerr
Derek J. Kerr
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit
Number	Description

4.1	Loan Agreement, dated March 23, 2007, among US Airways Group, Inc., as Borrower, certain subsidiaries of US Airways Group party to the agreement from time to time, Citicorp North America, Inc., as Administrative Agent, the lenders party to the agreement from time to time, Citigroup Global Markets Inc., as Joint Lead Arranger and Bookrunner, Morgan Stanley Senior Funding, Inc., as Joint Lead Arranger and Bookrunner and Syndication Agent, and General Electric Capital Corporation, as Documentation Agent.

4